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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    October 31, 2000
                                                    ----------------



                           PACER INTERNATIONAL, INC.
            (Exact name of registrant as specified in its charter)



                       Commission file number 333-85041


        Tennessee                                            62-0935669
-----------------------------                      --------------------------
(State or other jurisdiction                            (I.R.S. employer
    of incorporation)                                  identification no.)



                          1340 Treat Blvd., Suite 200
                            Walnut Creek, CA 94596
                        Telephone Number (800) 225-4222
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ITEM 5.  OTHER EVENTS

      Pursuant to the terms of the Stock Purchase Agreement dated as of October 31, 2000 (the "Stock Purchase Agreement"), by and among Pacer International,
               ------------------------
Inc., a Tennessee corporation ("Pacer"), and the stockholders of RFI Group,
                                -----
Inc., a Delaware corporation (the "Company"), each of whom is listed on Annex I
                                   -------
attached to the Stock Purchase Agreement (the "Stockholders"), Pacer acquired
                                               ------------
all of the stock of the Company. The Company employs approximately 185 persons and provides freight-forwarding, customs-brokerage and ocean transportation brokerage services in the United States and Europe. The Company will be operated in substantially the same manner as operated prior to the acquisition. Certain top senior executives at the Company have executed multi-year employment and/or consulting agreements with Pacer in order to assist in the assimilation and management of the Company's business into Pacer's operations.

      In consideration for the stock of the Company, Pacer paid the Shareholders $18,000,000 in cash subject to adjustment, if at all, pursuant to a working capital adjustment. The cash consideration and the miscellaneous closing fees and expenses were funded with excess cash and borrowings under the Credit Agreement dated as of May 28, 1999 (the "Credit Agreement"), among Pacer, Credit
                                         ----------------
Suisse First Boston, Morgan Stanley Senior Funding, Inc., Bankers Trust Company ("BT") and the other persons identified on the signature page thereto. Upon
  --
execution of the Subsidiary Assumption Agreement dated October 31, 2000, among Pacer and BT, the Company became a guarantor of the obligations under the Credit Agreement. Pacer will account for the acquisition using the purchase method of accounting.

      The Company will execute a supplement to the Indenture dated May 28, 1999, among Pacer, the guarantors named therein and Wilmington Trust Company, resulting in the Company becoming a guarantor of Pacer's obligations thereunder.




*99.1 Press Release of Pacer International, Inc. dated November 1, 2000.

-------------- *Filed herewith

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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             PACER INTERNATIONAL, INC.


Date: November 12, 2000                      By: /s/ L.C. Yarberry
      ------------------                         ------------------------------
                                                  L.C. Yarberry
                                                 Vice President - Finance
                                                 (Principal Financial Officer)

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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER
------

*99.1    Press Release of Pacer International, Inc. dated November 1, 2000.

---------- *Filed herewith

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